SUPPLEMENT DATED MARCH 18, 2009 TO PROSPECTUS DATED MAY 1, 1990, AS

SUPPLEMENTED FOR

Variable Life (“VLI”) 1

1	Issued by Massachusetts Mutual Life Insurance Company in New York and by MML Bay State Life Insurance Company in all other jurisdictions. VLI is no longer available for sale.

The text below is added to the description of the MML Money Market Fund (Initial Class).

MassMutual has agreed to voluntarily waive some or all of its management fees in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MassMutual may amend or discontinue this waiver at any time without advance notice.

There are no other changes being made at this time. Please retain this supplement for future reference.

March 18, 2009	Li4075_08_2